EXHIBIT 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

RULE 506 OF REGULATION D SUBSCRIPTION AGREEMENT

(ACCREDITED INVESTORS ONLY)

THIS AGREEMENT is made effective as of the ________ day of ___________________, 2007.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO
THIS AGREEMENT

(hereinafter called the “Subscriber”)

OF THE FIRST PART

AND:

LINCOLN GOLD CORPORATION, a Nevada corporation

(hereinafter called the “Company”)

OF THE SECOND PART

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1                               Definitions. The following terms will have the following meanings for all purposes of this Agreement.

(a)             “Agreement” shall mean this Agreement, and all schedules and amendments to in the Agreement.

(b)             “Common Stock” means the Common Stock of the Company with a par value of $0.001 per share.

(c)             “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

(d)             “Subscriber” shall mean the Subscriber executing the signature page to this Agreement.

(e)             “Offering” shall mean the offering of up to 5,000,000 Units by the Company.

(f)             “SEC” shall mean the United States Securities and Exchange Commission.

(g)             “SEC Filings” means the reports, schedule, forms and other filings made by the Company with the SEC in accordance with its obligations under Section 13(a) or 15(d) of the Exchange Act, including its annual reports on Form 10-KSB, its quarterly reports on Form 10-QSB and its current reports on Form 8-K.

(h)             "Securities" means the Units, including the Shares and Warrants comprising the Units, and the Warrant Shares;

(i)             “Securities Act” shall mean the United States Securities Act of 1933, as amended.

(j)             "Shares" means those Common Stock to be purchased by the Subscriber and comprising a portion of the Units;

(k)             “Subscription Price” means the subscription price of $0.10 per Unit payable by the Subscriber to the Company in consideration for the purchase and sale of the Units in accordance with Section 2.1 of this Agreement.

(l)             “Unit” means a unit consisting of one (1) Share and one (1) Warrant;

(m)             “Warrant” means one share purchase warrant entitling the Subscriber to purchase one share of Common Stock of the Company for a two year term following the date of the purchase and sale of the Units at a price of $0.15 per Warrant Share;

(n)             “Warrant Shares” means the Common Stock issuable upon exercise of the Warrants.

1.2                               Schedules. The following schedules are attached to and form part of this Agreement:

Schedule A Investor Certificate
Schedule B Warrant Certificate

1.3                               Currency. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2
PURCHASE AND SALE OF UNITS

2.1                               Agreement to Subscribe. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at the Subscription Price. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2                               Payment of Subscription Price. The Subscription Price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement and will be advanced to the Company or its solicitors. The Subscriber acknowledges that if the funds are advanced to the Company’s solicitors, the solicitors shall release such funds to the Company on confirmation by the Company that it will accept the subscription.

2.3                               Acceptance by Company. Upon execution of this Agreement by the Company, the Company agrees to sell such Units to the Subscriber for the Subscription Price subject to the Company’s right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

2.4                               Compliance with Securities Laws. Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5                               Loan Pending Subscription. Pending acceptance of this subscription by the Company, all funds paid by the Subscriber shall be deposited by the Company and immediately available to the Company for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

2.6                               Delivery of Certificates. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7                               No Minimum Subscription. The Subscriber acknowledges and agrees that the subscription for the Units and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

ARTICLE 3
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.1                               Exemption from Registration. The Subscriber acknowledges and agrees that the Securities will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act, and will be issued to the Subscriber in accordance with an exemption of the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Subscriber in this Agreement. As such, the Subscriber further acknowledges and agrees that all Securities will, upon issuance, be “restricted securities” within the meaning of the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber further acknowledges that the Offering has not been reviewed by the SEC or any state or provincial securities regulatory authority.

3.2                               Resales of Securities. The Subscriber agrees that the Securities may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act, or pursuant to an effective registration statement under the Securities Act, and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Subscriber agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Securities by the Subscriber.

3.3                               No Requirement to Register. The Subscriber acknowledges and agrees that the Company has no obligation to register the resale of the Securities pursuant to the Securities Act or to otherwise qualify the Securities for resale under any federal, state or provincial securities laws.

3.4                               Share Certificates. The Subscriber acknowledges and agrees that all certificates representing the Shares and the Warrant Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Company, to ensure compliance with

Regulation S of the Securities Act and to reflect the status of the Shares and the Warrant Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

3.5                               Warrant Exercises. The Subscriber acknowledges and agrees that the Warrants may only be exercised (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to exemption from the registration requirements of the Securities Act. In order to establish the availability of an exemption, the Subscriber acknowledges and agrees that it will not be entitled to exercise the Warrants unless at the time of such exercise the Subscriber is able to make the representations and warranties with respect its purchase of the Warrant Shares set forth in the exercise form attached to the certificate representing the Warrants.

3.6                               Warrant Certificates. The Subscriber acknowledges and agrees that certificates representing the Warrants will be in the form attached hereto as Schedule B. The Subscriber further acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Rule 506 of Regulation D of the Securities Act and to reflect the status of the Warrants as restricted securities:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.”

3.7                               Representations and Warranties of the Subscriber. The Subscriber, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Units to the Subscriber:

(a)                               The Subscriber is an "Accredited Investor" as defined in Rule 501 of Regulation D of the Securities Act by virtue of satisfying one or more of the following categories:

If the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

__________	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this Subscription Agreement exceeds US $1,000,000;

__________	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

If the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

__________	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;
__________	A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;
__________	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
__________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
__________	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
__________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

(b)                               The Subscriber has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber has evaluated the merits and risks of an investment in the Units. The Subscriber can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

(c)                               The Subscriber acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including the risk that the Company will not be able to finance its plan of operations and that the Company’s business plan will not succeed. The Subscriber acknowledges that any forward-looking information provided by the Company to the Subscriber are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated.

(d)                               The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

(e)                               The Subscriber has received or has had full opportunity to review the SEC Filings. The Subscriber has had full opportunity to ask questions and receive answers from representatives of the Company regarding the SEC Filings, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Units. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

(f)                               The Subscriber acknowledges that the Units will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Subscriber. The Subscribers understands that the Units it is purchasing are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Subscriber further acknowledges that the offering of the Units by the Company has not been reviewed by the SEC or any state or provincial securities regulatory authority.

(g)                               The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Units; and (v) any restrictions on transfer applicable to any disposition of the Units imposed by the jurisdiction in which the Subscriber is resident.

(h)                               The Subscriber has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i)                               This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

3.8                               British Columbia Matters. The Subscriber acknowledges that certain of the directors and officers of the Company and the head office of the Company are presently located in the Province of British Columbia. In order to enable the Company to ensure compliance with British Columbia securities law, the Subscriber will, as a condition of acceptance by the Company of its subscription, complete and deliver to the Company the Investor Certificate attached hereto as Schedule A. The Subscriber acknowledges that the Units may not be sold or otherwise disposed of for value in British Columbia, except pursuant to either a prospectus or statutory exemption available only in specific and limited circumstances. The Subscriber acknowledges that the Company is not a reporting issuer in the Province of British Columbia and has no plans to become a reporting issuer in the Province of British Columbia.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  4.1                               Representations and Warranties of the Company. The Company represents and warrants to the Subscriber and acknowledges that the Subscriber is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)                               The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to sell the Units to the Subscriber.

(b)                               The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

(c)                               The issuance of the Securities has been duly authorized by all necessary corporate action of the Company.

(d)                               Upon payment of the Subscription Price and issuance in accordance with the terms and conditions of this Agreement, the Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

(e)                               The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof and payment of the exercise price for the Warrants has been received in full, will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

(f)                               The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

(g)                               The issue and sale of the Securities by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

5.1                               Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the purchase and sale of the Units.

5.2                               Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

5.3                               Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

5.4                               Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

5.5                               Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

5.6                               Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of this Agreement will be enforceable in accordance with its terms.

5.7                               Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Subscriber:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Corporation:

LINCOLN GOLD CORPORATION
Attention: Mr. Paul Saxton, President
Suite 350, 885 Dunsmuir Street
Vancouver, BC V6C 1N5 Canada

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

5.8                               Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

5.9                               Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

5.10                             Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

5.11                             Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

5.12                             Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

5.13                             Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

5.14                             Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

5.15                             Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Units Subscribed for:	Units

Subscription Price (per Unit):	US $0.10 per Unit

Total Subscription Price:	US $

Signature of Subscriber or Authorized Signatory of Subscriber:

Name of Authorized Signatory of Subscriber (if applicable):

Title of Authorized Signatory of Subscriber (if applicable):

Name of Subscriber:

Address of Subscriber:

Telephone No.

ACCEPTED BY:

LINCOLN GOLD CORPORATION

Signature of Authorized Signatory:

Name of Authorized Signatory:	Paul Saxton

Position of Authorized Signatory:	President & CEO

Date of Acceptance:

SCHEDULE A

INVESTOR CERTIFICATE

TO:	LINCOLN GOLD CORPORATION

Certificate

In connection with the purchase by the undersigned (the “Subscriber”) of Shares of Lincoln Gold Corporation (the “Company”), the undersigned hereby represents, warrants, covenants to and with the Company and certifies to the Company (on behalf of itself or on behalf of the disclosed principal, as the case may be) that:

1.	if the Subscriber is a resident of a jurisdiction other than the Province of Ontario, the Subscriber is: (PLEASE CHECK THE APPROPRIATE BOX):

[ ]

an “accredited investor” within the meaning of National Instrument 45-106 of the Canadian Securities Administrators by virtue of satisfying the indicated criterion as set out therein and has completed the Accredited Investor Questionnaire attached hereto as Schedule 1 to this Schedule A.

[ ]

a spouse, parent, grandparent, brother, sister or child of (i) ______________________, an executive officer, director, founder or control person of the Company, or (ii) the spouse of such executive officer, director, founder or control person.

	[ ]	a close personal friend of ______________________, an executive officer, director, founder or control person of the Company.

A close personal friend is an individual who has known the director, senior officer or control person well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group.

	[ ]	a close business associate of ______________________, an executive officer, director, founder or control person of the Company.

A close business associate is an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer or control person.

[ ]

a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in above, by virtue of such persons being a relative, close person friend or business associate or______________________, an executive officer, director, founder or control person of the Company.

2.	if the Subscriber is a resident of the Province of Ontario, the Subscriber is: (PLEASE CHECK THE APPROPRIATE BOX):

[ ]

an “accredited investor” within the meaning of National Instrument 45-106 of the Canadian Securities Administrators by virtue of satisfying the indicated criterion as set out therein and has completed the Accredited Investor Questionnaire attached hereto as Schedule 1 to this Schedule A; or

	[ ]	one of the following: (PLEASE CHECK THE APPROPRIATE BOX)

		[ ]	a founder of the Company;

		[ ]	an affiliate of a founder of the Company

		[ ]	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the issuer, or

		[ ]	a person that is a control person of the issuer.

A “founder” is a person who (i) acting alone, in conjunction, or in concert with one or more persons, directly of indirectly, takes the initiative in founding, organizing of substantially reorganizing the business of an issuer, and (ii) at the time of the purchase is actively involved in the business of the issuer.

3.	if the Subscriber is resident in the Province of Ontario or is subject to the laws of the Province of Ontario, the Subscriber:

(a) is hereby notified by the Company

(i)	of the delivery to the Ontario Securities Commission of the following information pertaining to the Subscriber (the “Information”):

	(A)	the full name, residential address and telephone number of the Subscriber;

	(B)	the number and type of securities purchased by the Subscriber;

	(C)	the total purchase price paid by the Subscriber,

	(D)	the Company’s reliance on the “Accredited Investor” exemption under National Instrument 45-106, and

	(E)	the date of distribution of the Units;

(ii)	that the Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation,

(iii)	that the Information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and

(iv)

of the title, business address and business telephone number of the public official in Ontario, who can answer questions about the Ontario Securities Commission’s indirect collection of the Information, which are set out below:

Ontario Securities Commission
Suite 1903, Box 5520 Queen Street West
Toronto, Ontario M5H 3S8
Telephone: (416) 593-3682
Facsimile: (416) 593-8252
Public official contact regarding indirect collection of information:
Administrative Assistant to the Director of Corporate Finance
Telephone (416) 593-8086, and

(b)	has authorized the indirect collection of the Information by the Ontario Securities Commission.

4.	the Subscriber:

	(a)	is hereby notified by the Company

		(i)	of the delivery to the British Columbia Securities Commission of the Information (as defined above),

		(ii)	that the Information is being collected indirectly by the British Columbia Securities Commission under the authority granted to it in securities legislation,

		(iii)	that the Information is being collected for the purposes of the administration and enforcement of the securities legislation of British Columbia, and

(iv)

that the Subscriber may contact the British Columbia Securities Commission for further information about the collection and use of the Information at the following address and telephone and facsimile numbers:

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Telephone: (604) 899-6500
Toll free in British Columbia and Alberta 1-800-373-6393
Facsimile: (604) 899-6506

(b)	has authorized the indirect collection of the Information by the British Columbia Securities Commission;

5.	The Subscriber acknowledges that:

	(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

	(b)	there is no government or other insurance covering the Securities;

	(c)	there are risks associated with the purchase of the Securities;

	(d)	the Company has no plans to become a reporting issuer in any Canadian province;

(e)	no person has made any written or oral representations:

	(i)	that any person will resell or repurchase the Securities;

	(ii)	that any person will refund the purchase price for the Securities; or

	(iii)	as to the future price or value of the Securities;

(f)

no prospectus or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada, or any other jurisdiction in or outside of Canada in connection with the issuance of the Securities, and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of applicable Canadian securities laws and, as a result, in connection with its purchase of the Subscriber’s Securities hereunder, as applicable:

(i)

the Subscriber will not receive information that may otherwise be required to be provided to the Subscriber under applicable Canadian securities or contained in a prospectus prepared in accordance with applicable Canadian securities laws; and

	(ii)	the Company is relieved from certain obligations that would otherwise apply under such applicable Canadian securities laws; and

(g)

the Company is relying on exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under applicable Canadian securities laws or other applicable securities legislation and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by applicable Canadian securities laws including statutory rights of rescission or damages, will not be available to the Subscriber in connection with its purchase of the Securities.

6.	The Subscriber will:

(a) not resell any of the Securities acquired (directly or indirectly) hereunder, in whole or in part, directly or indirectly, except in accordance with the provisions of applicable securities laws; and

(b)

execute, deliver, file and otherwise assist the Company in filing, such further reports, undertakings, agreements, documents and writings, do all acts and things, and provide such further assurances as may be required to give effect to this Subscription Agreement as required, and, without limiting the generality of the foregoing, will execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all securities commissions, stock exchanges or other regulatory authorities having jurisdiction over the Company's affairs or as may be required from time to time under the applicable securities laws with respect to the issue and resale of the Securities.

6.	The Subscriber acknowledges that:

(a)

the Securities are subject to resale restrictions imposed under applicable Canadian securities laws and, as a consequence, the Subscriber may not be able to resell the Securities, except in accordance with resale restrictions and limited exemptions under applicable Canadian securities laws;

(b)

the Subscriber has the sole responsibility to determine and comply with restrictions on resale before reselling any of the Securities and has been independently advised as to applicable hold periods and restrictions with respect to trading in the Securities imposed by applicable Canadian securities laws and regulatory policy including applicable securities laws in the jurisdiction in which it resides or the jurisdiction in which such Securities will come to rest, and confirms that no representation has been made to it by or on behalf of the Company with respect thereto; and

(c)

the certificates evidencing the Securities will bear a legend regarding restrictions on transfer as required pursuant to applicable Canadian securities laws, as well as the legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws.

7.

The foregoing agreements, representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a Subscriber of the Securities and the eligibility of the Subscriber to purchase the Securities under applicable Canadian securities laws and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time.

DATED: _________________________, 2007.

Print Name of Subscriber

By:
Signature

Print name of Signatory (if different from
Subscriber)

Title

EXHIBIT 10.1

SCHEDULE 1 TO SCHEDULE A

ACCREDITED INVESTOR QUESTIONNAIRE

In connection with the purchase by the Subscriber of the Units of Lincoln Gold Corporation, the Subscriber certifies that it/he/she and any beneficial purchaser, as applicable, is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions and, as at the Closing, the Subscriber or the beneficial purchaser, as applicable, qualifies as one of more of the following and acknowledges that the Company is relying on this certificate in determining to sell the Units to the Subscriber. (Please insert a checkmark in the box beside each applicable paragraph)

“accredited investor” means

(a)	a Canadian financial institution, or a Schedule III bank;	[ ]

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	[ ]

(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;	[ ]

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);	[ ]

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	[ ]

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	[ ]

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;	[ ]

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	[ ]

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;	[ ]

(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;	[ ]

(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;	[ ]

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;	[ ]

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;	[ ]

(n)	an investment fund that distributes or has distributed its securities only to	[ ]

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in section 2.10 of NI 45-106 (being that (I) the person purchases as principal, (II) the security has an acquisition cost to the purchaser of not less than $150,000 paid in cash at the time of the trade, and (III) the trade is in the security of a single Company), and section 2.19 of NI 45-106 (being a trade by an investment fund in a security of its own issue to a security holder of the investment fund where (I) the security holder initially acquired securities of the investment fund as principal for an acquisition cost of not less than $150,000 paid in cash at the time of the trade, (II) the subsequent trade is for a security of the same class or series as the initial trade, and (III) the security holder, as at the date of the subsequent trade, holds securities of the investment fund that have an acquisition cost of not less than $150,000 or a net asset value of not less than $150,000); or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 “Investment fund reinvestment” of NI 45-106;

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;	[ ]

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;	[ ]

(q)	a person acting on behalf of a fully managed account managed by that person, if that person	[ ]

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;	[ ]

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	[ ]

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;	[ ]

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or	[ ]

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as	[ ]

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 comes into force.

The following definitions are included for convenience only; reference should be had to the applicable legislation:

(a)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(b)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(a)	have a professional, business or personal relationship with the Company, or any of its directors, executive officers, founders, or control persons, and

(b)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the Company or any of its directors, executive officers, founders or control persons within the previous 12 months;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(h)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(i)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(j)	“subsidiary” means an Company that is controlled directly or indirectly by another Company and includes a subsidiary of that subsidiary.

                      An Company is an “affiliate” of another Company if (i) one of them is the subsidiary of the other, or (ii) each of them is controlled by the same person.

                      In National Instrument 45-106 a person (first person) is considered to “control” another person (second person) if

(i)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(iii)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

*************

                      The foregoing representation, warranty and certificate is true and accurate as of the date of this certificate and will be true and accurate as of closing of the purchase and sale of the Units (the “Closing”). If any such representation, warranty or certificate shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Company.

Dated:	, 2007	Signed:

Witness (If Subscriber is an Individual)		Print the name of Subscriber

Print Name of Witness		If Subscriber is a Corporation, print name
and title of Authorized Signing Officer

EXHIBIT 10.1

EXHIBIT 10.1

SCHEDULE B

WARRANT CERTIFICATE

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

LINCOLN GOLD CORPORATION
Suite 350, 885 Dunsmuir Street
Vancouver, BC V6C 1N5 Canada
A NEVADA CORPORATION
(the “Company”)

COMMON STOCK PURCHASE WARRANT CERTIFICATE

[DATE OF ISSUE] (the “Date of Issue”)

S •-•

Name of Holder:	«NAME»
Address of Holder:	«ADDRESS»
Number of Shares:	«NUMBER_OF_WARRANTS» Shares
Exercise Price:	$0.15 per Share.
Expiry Date:	The date that is two (2) years from the Date of Issue, as set forth above

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Company the above referenced number of fully paid and non-assessable shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at an exercise price equal to the exercise price set forth above (the "Exercise Price"), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., Pacific time, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Company and Holder (the “Subscription Agreement”) pursuant to which the Holder purchased units consisting of one share of Common Stock and one warrant to purchase one additional share of Common Stock. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.	Exercise.

                 1.1                  Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (a) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (b) payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (c) this Warrant. Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each share being purchased.

                 1.2                  Delivery of Certificate and New Warrant. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.

                 1.3                  Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an exemption from the registration requirements of the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “restricted securities” under the Securities Act. The holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

                 1.4                  Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.

2.	Covenants of the Company.

                 2.1                  Authorized Shares. The Company covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

                 2.2                  Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

3.	Transfer and Replacement.

                 (a)                  Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new Warrant issued.

                 (b)                  The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                 (c)                  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company a Transfer Form, in the form attached hereto as Schedule B, and any other investment letter in form and substance reasonably acceptable to the Company in order to establish that the transfer is exempt from the registration requirements of the Securities Act, and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                 (d)                  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new

Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

4.	Adjustments of Exercise Price and/or Number of Shares.

                 4.1                  Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                 4.2                  Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

                 4.3                  Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

5.	Miscellaneous Provisions.

                 5.1                  Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at Suite 350, 885 Dunsmuir Street, Vancouver, British Columbia, V6C 1N5 Attention: Paul Saxton, with a copy to Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia V6B 2X6 Attention: Michael H. Taylor, Esq. (Facsimile No. 604-685-7084), or to such other address or number as shall have been furnished to Holder in writing by the Company. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

                 5.2                  Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 5.3                  No Rights as Stockholder. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof.

                 5.4                  Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents made and to be performed entirely within the State of Nevada, without giving effect to the conflict of law principles thereof.

                 5.5                  Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective as of the _____day of ____________, 2007.

LINCOLN GOLD CORPORATION

Signature of Authorized Signatory:	_____________________________________

Name of Authorized Signatory:	_____________________________________

Position of Authorized Signatory:	_____________________________________

SCHEDULE A TO WARRANT CERTIFICATE

FORM OF NOTICE OF EXERCISE

TO:	LINCOLN GOLD CORPORATION

The undersigned hereby exercises the right to purchase the number of shares of common stock of Lincoln Gold Corporation (the "Company") set forth below (the "Shares") pursuant to the Warrant to Purchase Common Stock issued by the Company and delivered concurrently with this Notice of Exercise. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Shares

Aggregate Purchase Price:	$

The undersigned represents and warrants to the Company that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.

The Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.

It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

4.

It understands the Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

5.	The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

7.

It has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8.

It understands that the Shares are "restricted securities" under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom.

9.

The certificates representing the Shares (and any certificates issued in exchange or substitution for the Securities) will bear a legend in the form contemplated by the certificates representing the Warrants stating that such securities have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

Date of Execution:

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser: